T. Rowe Price Personal Strategy Balanced Fund

Supplement to Prospectus and Summary Prospectus Dated October 1, 2018, as supplemented

Effective January 1, 2020, the fund’s name will change from the T. Rowe Price Personal Strategy Balanced Fund to the T. Rowe Price Spectrum Moderate Allocation Fund. All references throughout the prospectus and summary prospectus to the Personal Strategy Balanced Fund are replaced by reference to the Spectrum Moderate Allocation Fund. The portfolio manager, investment objective, investment program, and benchmark will remain unchanged.

The date of this supplement is August 1, 2019.

F102-041 8/1/19